================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 14, 1997


                          AAMES CAPITAL CORPORATION ON
                         BEHALF OF AAMES MORTGAGE TRUST
                                     1997-A
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          CALIFORNIA                    333-21219                95-4438859
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. employer
      of incorporation)                file number)          identification no.)

  3731 WILSHIRE BOULEVARD, 10TH FLOOR
        LOS ANGELES, CALIFORNIA                                  90010
----------------------------------------                       ----------
(Address of principal executive offices)                       (ZIP Code)

                                (213) 351-6100
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   NO CHANGE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)




================================================================================

Item 5.  Other Events

         Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement, and a Prospectus, each dated March 18, 1997 (collectively, the "Prospectus"), relating to $215,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1997-A (the "Certificates"), issued by Aames Mortgage Trust 1997-A ("Trust") on March 26, 1997 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (together, the "Class A Certificates") and Class R Certificates. Only the Class A Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a purchase account (the "Purchase Account") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by MBIA Insurance Corporation (the "Certificate Insurer"). On the Closing Date, cash in the amount of $51,382,194.17 (the "Purchase Account Deposit") was deposited in the Purchase Account in the name of the Trustee. The Purchase Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "Subsequent Mortgage Loans") on or before April 14, 1997.

         On April 14, 1997, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $51,382,194.17 aggregate principal balance of Subsequent Mortgage Loans for a purchase price of $48,803,767.81.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

         Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-21219.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 1.1 Underwriting Agreement, dated March 18, 1997, between Aames Capital Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
                          Schedule I to the Pricing Agreement.

                 1.2 Pricing Agreement, dated March 18, 1997, between Aames Capital Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
                          Schedule I thereto.

                 4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                 4.2 Certificate Guarantee Insurance Policy issued by the Certificate Insurer, MBIA Insurance Corporation.

                 10.1 Subsequent Transfer Agreement, dated as of April 4, 1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1997-A.

                 10.2 Subsequent Transfer Agreement, dated as of April 11, 1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1997-A.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AAMES CAPITAL CORPORATION



                                      By: /s/ Gregory J. Witherspoon
                                          --------------------------------------
                                          Gregory J. Witherspoon
                                          Executive Vice President - Finance and
                                          Chief Financial Officer


Dated:  April 29, 1997

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of the Subsequent Cut-off Date (as defined in the Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 3,720 Mortgage Loans and has an aggregate principal balance of $214,986,746.51.

         Approximately 90.74%, 6.59% and 2.67% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.51% of the Mortgage Loans were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan did not exceed 103% and the original weighted average Combined Loan- to-Value Ratio of all Mortgage Loans was approximately 67.8%. The maximum and average loan sizes of the Mortgage Loans were $500,000.00 and approximately $57,857.04, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans at origination of the related Mortgage Loans was approximately $115,067.55.

         The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") ranged from 7.49% per annum to 18.00% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans was approximately 10.60% per annum.

         The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 294 months. The weighted average original term to maturity of the Mortgage Loans was approximately 295 months. The weighted average seasoning of the Mortgage Loans was approximately one month.

         Based on the Aggregate Principal Balance of the Mortgage Loans, 94.84% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 5.16% of the Mortgage Loans are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 180 months (one loan), 240 months (one loan), 300 months (one loan) or 360 months (all other balloon loans) that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans have original terms to maturity of up to 30 years.

                           TYPE OF MORTGAGED PROPERTY

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
PROPERTY TYPE                                         MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
Single Family Residence . . . . . . . . . . . . .       3,372               $195,076,212.35            90.74%

Two- to Four-Family Residence . . . . . . . . . .         234               $ 14,169,585.46             6.59%

Condominium Unit  . . . . . . . . . . . . . . . .         114               $  5,740,948.70             2.67%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%


                                OCCUPANCY STATUS

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
OCCUPANCY STATUS                                      MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
Owner Occupied/Primary Residence  . . . . . . . .       3,441               $201,332,626.59            93.65%

Non-Owner Occupied/Investment Property  . . . . .         279               $ 13,654,119.92             6.35%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%


                                PRIORITY OF LIEN

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
LIEN PRIORITY                                         MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
First Lien  . . . . . . . . . . . . . . . . . . .       2,944               $191,514,994.51            89.08%

Second Lien . . . . . . . . . . . . . . . . . . .         764               $ 23,100,501.96            10.75%

Third Lien  . . . . . . . . . . . . . . . . . . .          12               $    371,250.04             0.17%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                               ORIGINATOR STATUS

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
ORIGINATOR                                            MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
Affiliate . . . . . . . . . . . . . . . . . . . .       3,035               $169,503,649.97            78.84%

Unaffiliated  . . . . . . . . . . . . . . . . . .         685               $ 45,483,096.54            21.16%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%



                      TYPE OF LOAN BY AMORTIZATION METHOD

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
AMORTIZATION METHOD                                   MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
Fully Amortizing  . . . . . . . . . . . . . . . .       3,542               $203,888,253.98          94.84%

Partially Amortizing/Balloon  . . . . . . . . . .         178               $ 11,098,492.53           5.16%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51         100.00%

                                                         COMBINED LOAN-TO-VALUE RATIO

RANGE OF COMBINED                                        NUMBER OF         AGGREGATE UNPAID       PERCENTAGE OF CUT-OFF DATE
LOAN-TO-VALUE RATIOS                                  MORTGAGE LOANS       PRINCIPAL BALANCE     AGGREGATE PRINCIPAL BALANCE
0.0% to 50.0% . . . . . . . . . . . . . . . . . .         651               $ 25,619,259.11            11.92%

50.1% to 55.0%  . . . . . . . . . . . . . . . . .         170               $  8,215,736.53             3.82%

55.1% to 60.0%  . . . . . . . . . . . . . . . . .         295               $ 15,639,815.59             7.27%

60.1% to 65.0%  . . . . . . . . . . . . . . . . .         605               $ 31,002,884.82            14.42%

65.1% to 70.0%  . . . . . . . . . . . . . . . . .         511               $ 29,005,294.91            13.49%

70.1% to 75.0%  . . . . . . . . . . . . . . . . .         815               $ 46,719,204.95            21.73%

75.1% to 80.0%  . . . . . . . . . . . . . . . . .         380               $ 32,824,951.96            15.27%

80.1% to 85.0%  . . . . . . . . . . . . . . . . .         274               $ 24,018,218.66            11.17%

85.1% to 90.0%  . . . . . . . . . . . . . . . . .          16               $  1,715,013.41             0.80%

90.1% to 95.0%  . . . . . . . . . . . . . . . . .           1               $     80,674.36             0.04%

95.1% to 100.0% . . . . . . . . . . . . . . . . .           1               $     87,941.91             0.04%

Over 100.0% . . . . . . . . . . . . . . . . . . .           1               $     57,750.30             0.03%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                                                           ORIGINAL TERM TO MATURITY

                                                                                                 PERCENTAGE OF CUT-
    RANGE OF ORIGINAL                                    NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
TERMS TO MATURITY (MONTHS)                            MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
0-60  . . . . . . . . . . . . . . . . . . . . . .          51               $    859,520.03             0.40%

61-120  . . . . . . . . . . . . . . . . . . . . .         242               $  6,081,852.15             2.83%

121-180 . . . . . . . . . . . . . . . . . . . . .       1,453               $ 62,486,288.51            29.07%

181-240 . . . . . . . . . . . . . . . . . . . . .         112               $  6,588,447.38             3.06%

241-300 . . . . . . . . . . . . . . . . . . . . .           8               $    669,930.34             0.31%

301-360 . . . . . . . . . . . . . . . . . . . . .       1,854               $138,300,708.10            64.33%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                           REMAINING TERM TO MATURITY

                                                                                                 PERCENTAGE OF CUT-
    RANGE OF REMAINING                                   NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
TERMS TO MATURITY (MONTHS)                            MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
0-60  . . . . . . . . . . . . . . . . . . . . . .          51               $    859,520.03             0.40%

61-120  . . . . . . . . . . . . . . . . . . . . .         242               $  6,081,852.15             2.83%

121-180 . . . . . . . . . . . . . . . . . . . . .       1,459               $ 62,729,349.94            29.18%

181-240 . . . . . . . . . . . . . . . . . . . . .         106               $  6,345,385.95             2.95%

241-300 . . . . . . . . . . . . . . . . . . . . .           8               $    669,930.34             0.31%

301-360 . . . . . . . . . . . . . . . . . . . . .       1,854               $138,300,708.10            64.33%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                        RANGE OF MORTGAGE INTEREST RATES

                                                                                                 PERCENTAGE OF CUT-
RANGE OF MORTGAGE                                        NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
 INTEREST RATES                                       MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
7.001% to 7.500%  . . . . . . . . . . . . . . . .           3               $    186,614.80             0.09%

7.501% to 8.000%  . . . . . . . . . . . . . . . .          46               $  3,115,214.79             1.45%

8.001% to 8.500%  . . . . . . . . . . . . . . . .         144               $ 12,358,679.81             5.75%

8.501% to 9.000%  . . . . . . . . . . . . . . . .         287               $ 22,465,820.80            10.45%

9.001% to 9.500%  . . . . . . . . . . . . . . . .         326               $ 23,278,758.20            10.83%

9.501% to 10.000% . . . . . . . . . . . . . . . .         500               $ 36,493,465.90            16.97%

10.001% to 10.500%  . . . . . . . . . . . . . . .         492               $ 28,004,021.64            13.03%

10.501% to 11.000 . . . . . . . . . . . . . . . .         450               $ 24,779,453.28            11.53%

11.001% to 11.500%  . . . . . . . . . . . . . . .         359               $ 15,824,260.04             7.36%

11.501% to 12.000%  . . . . . . . . . . . . . . .         270               $ 12,540,316.73             5.83%

12.001% to 12.500%  . . . . . . . . . . . . . . .         202               $  8,434,652.83             3.92%

12.501% to 13.000%  . . . . . . . . . . . . . . .         171               $  7,901,442.49             3.68%

13.001% to 13.500%  . . . . . . . . . . . . . . .         103               $  3,543,633.29             1.65%

13.501% to 14.000%  . . . . . . . . . . . . . . .         125               $  5,771,828.05             2.68%

14.001% to 14.500%  . . . . . . . . . . . . . . .          95               $  4,157,917.76             1.93%

14.501% to 15.000%  . . . . . . . . . . . . . . .          63               $  2,798,887.13             1.30%

15.001% to 15.500%  . . . . . . . . . . . . . . .          41               $  1,689,756.71             0.79%

15.501% to 16.000%  . . . . . . . . . . . . . . .          20               $    777,618.01             0.36%

16.001% to 16.500%  . . . . . . . . . . . . . . .           5               $    177,947.31             0.08%

16.501% to 17.000%  . . . . . . . . . . . . . . .          12               $    433,119.07             0.20%

17.001% to 17.500%  . . . . . . . . . . . . . . .           3               $    186,146.95             0.09%

17.501% to 18.000%  . . . . . . . . . . . . . . .           3               $     67,190.92             0.03%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                                 PERCENTAGE OF CUT-
    RANGE OF CUT-OFF                                     NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
DATE PRINCIPAL BALANCES                               MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
$0.00 to $50,000.00 . . . . . . . . . . . . . . .       2,084               $ 62,354,651.48            29.00%

$50,000.01 to $100,000.00 . . . . . . . . . . . .       1,161               $ 82,438,988.11            38.35%

$100,000.01 to $150,000.00  . . . . . . . . . . .         328               $ 39,233,739.73            18.25%

$150,000.01 to $200,000.00  . . . . . . . . . . .          88               $ 15,420,242.85             7.17%

$200,000.01 to $250,000.00  . . . . . . . . . . .          36               $  8,110,137.90             3.77%

$250,000.01 to $300,000.00  . . . . . . . . . . .          10               $  2,809,955.31             1.31%

$300,000.01 to $350,000.00  . . . . . . . . . . .           9               $  2,989,998.14             1.39%

$350,000.01 to $400,000.00  . . . . . . . . . . .           2               $    724,782.99             0.34%

$400,000.01 to $450,000.00  . . . . . . . . . . .           1               $    404,250.00             0.19%

$450,000.01 to $500,000.00  . . . . . . . . . . .           1               $    500,000.00             0.23%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

                           ORIGINAL PRINCIPAL BALANCE

                                                                                                 PERCENTAGE OF CUT-
RANGE OF ORIGINAL                                        NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
PRINCIPAL BALANCES                                    MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
$0.00 to $50,000.00 . . . . . . . . . . . . . . .       2,083               $ 62,354,079.34            29.00%

$50,000.01 to $100,000.00 . . . . . . . . . . . .       1,161               $ 82,438,988.11            38.35%

$100,000.01 to $150,000.00  . . . . . . . . . . .         329               $ 39,234,311.87            18.25%

$150,000.01 to $200,000.00  . . . . . . . . . . .          88               $ 15,420,242.85             7.17%

$200,000.01 to $250,000.00  . . . . . . . . . . .          36               $  8,110,137.90             3.77%

$250,000.01 to $300,000.00  . . . . . . . . . . .          10               $  2,809,955.31             1.31%

$300,000.01 to $350,000.00  . . . . . . . . . . .           9               $  2,989,998.14             1.39%

$350,000.01 to $400,000.00  . . . . . . . . . . .           2               $    724,782.99             0.34%

$400,000.01 to $450,000.00  . . . . . . . . . . .           1               $    404,250.00             0.19%

$450,000.01 to $500,000.00  . . . . . . . . . . .           1               $    500,000.00             0.23%

                 Total  . . . . . . . . . . . . .       3,720               $214,986,746.51           100.00%

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                 PERCENTAGE OF CUT-
                                                         NUMBER OF         AGGREGATE UNPAID      OFF DATE AGGREGATE
STATES                                                MORTGAGE LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
California  . . . . . . . . . . . . . . . . . . .         678                $49,198,118.91            22.88%

Florida . . . . . . . . . . . . . . . . . . . . .         460                $26,669,948.32            12.41%

Washington  . . . . . . . . . . . . . . . . . . .         214                $12,583,647.11             5.85%

Oregon  . . . . . . . . . . . . . . . . . . . . .         139                $10,098,252.85             4.70%

Colorado  . . . . . . . . . . . . . . . . . . . .         165                $ 9,851,037.70             4.58%

Illinois  . . . . . . . . . . . . . . . . . . . .         198                $ 9,809,076.72             4.56%

Pennsylvania  . . . . . . . . . . . . . . . . . .         221                $ 9,676,080.63             4.50%

Hawaii  . . . . . . . . . . . . . . . . . . . . .          42                $ 8,427,441.11             3.92%

Ohio  . . . . . . . . . . . . . . . . . . . . . .         199                $ 7,854,055.50             3.65%

Arizona . . . . . . . . . . . . . . . . . . . . .         146                $ 7,181,661.07             3.34%

Michigan  . . . . . . . . . . . . . . . . . . . .         163                $ 6,438,214.40             2.99%

Utah  . . . . . . . . . . . . . . . . . . . . . .         113                $ 6,242,617.06             2.90%

Maryland  . . . . . . . . . . . . . . . . . . . .         122                $ 6,174,494.95             2.87%

Indiana . . . . . . . . . . . . . . . . . . . . .         129                $ 5,459,859.38             2.54%

New Jersey  . . . . . . . . . . . . . . . . . . .          60                $ 4,502,981.08             2.09%

Minnesota . . . . . . . . . . . . . . . . . . . .          68                $ 4,057,783.58             1.89%

Georgia . . . . . . . . . . . . . . . . . . . . .          78                $ 3,966,921.31             1.85%

New York  . . . . . . . . . . . . . . . . . . . .          42                $ 3,279,468.77             1.53%

Virginia  . . . . . . . . . . . . . . . . . . . .          63                $ 3,005,055.69             1.40%

Nevada  . . . . . . . . . . . . . . . . . . . . .          53                $ 2,909,490.11             1.35%

Connecticut . . . . . . . . . . . . . . . . . . .          52                $ 2,880,375.82             1.34%

Tennessee . . . . . . . . . . . . . . . . . . . .          76                $ 2,617,661.35             1.22%

Texas . . . . . . . . . . . . . . . . . . . . . .          48                $ 2,274,469.09             1.06%

North Carolina  . . . . . . . . . . . . . . . . .          37                $ 1,829,290.78             0.85%

Louisiana . . . . . . . . . . . . . . . . . . . .          30                 $  1,204,024.46           0.56%

Missouri  . . . . . . . . . . . . . . . . . . . .          18                 $  1,087,277.94           0.51%

Idaho . . . . . . . . . . . . . . . . . . . . . .          13                 $  1,016,088.50           0.47%

Arkansas  . . . . . . . . . . . . . . . . . . . .          15                 $    715,663.82           0.33%

District of Columbia  . . . . . . . . . . . . . .           5                 $    621,990.67           0.29%

Oklahoma  . . . . . . . . . . . . . . . . . . . .          16                 $    578,749.73           0.27%

Mississippi . . . . . . . . . . . . . . . . . . .          10                 $    451,506.74           0.21%

Rhode Island  . . . . . . . . . . . . . . . . . .           6                 $    434,430.05           0.20%

Massachusetts . . . . . . . . . . . . . . . . . .           6                 $    393,202.69           0.18%

New Mexico  . . . . . . . . . . . . . . . . . . .           4                 $    374,498.89           0.17%

South Carolina  . . . . . . . . . . . . . . . . .          11                 $    341,966.01           0.16%

Kentucky  . . . . . . . . . . . . . . . . . . . .           9                 $    298,421.03           0.14%

Vermont . . . . . . . . . . . . . . . . . . . . .           3                 $    198,873.64           0.09%

Montana . . . . . . . . . . . . . . . . . . . . .           4                 $    176,132.20           0.08%

Iowa  . . . . . . . . . . . . . . . . . . . . . .           2                 $     42,650.36           0.02%

Wyoming . . . . . . . . . . . . . . . . . . . . .           1                 $     44,716.49           0.02%

Kansas  . . . . . . . . . . . . . . . . . . . . .           1                 $     18,550.00           0.01%

                 Total  . . . . . . . . . . . . .       3,720                 $214,986,746.51         100.00%

                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------
    1.1           Underwriting Agreement, dated March 18, 1997, between Aames Capital
                  Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities
                  Corporation, as Representative of  the several Underwriters named in
                  Schedule I to the Pricing Agreement.

    1.2           Pricing Agreement, dated March 18, 1997, between Aames Capital
                  Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities
                  Corporation, as Representative of the several Underwriters named in
                  Schedule I thereto.

    4.1           Pooling and Servicing Agreement, dated as of April 1, 1997, between
                  Aames Capital Corporation, as Seller and Servicer, and Bankers Trust
                  Company of California, N.A., as Trustee.

    4.2           Certificate Guarantee Insurance Policy issued by the Certificate
                  Insurer, MBIA Insurance Corporation.

   10.1           Subsequent Transfer Agreement, dated as of April 4, 1997, between
                  Aames Capital Corporation, as Seller, and Bankers Trust Company of
                  California, N.A., as Trustee for Aames Mortgage Trust 1997-A.

   10.2           Subsequent Transfer Agreement, dated as of April 11, 1997, between
                  Aames Capital Corporation, as Seller, and Bankers Trust Company of
                  California, N.A., as Trustee for Aames Mortgage Trust 1997-A.